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Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 2, 2000 (except for Note 16, as to which the date is April 13, 2000) in the Registration Statement (Form S-4) and related Prospectus of Jostens, Inc. for the registration of $225,000,000 of its senior subordinated notes.



                                                          /s/ Ernst & Young LLP
Minneapolis, Minnesota
August 29, 2000